NATURE OF BUSINESS AND GOING CONCERN	12 Months Ended
Sep. 30, 2013
Nature Of Business And Going Concern
NOTE 1. NATURE OF BUSINESS AND GOING CONCERN

UMeWorld (the “Company”) was incorporated under the laws of the State of Delaware on August 8, 1997 under its prior name AlphaRx Inc. The Company was re-domiciled to the British Virgin Islands (“BVI”) and continued as a BVI registered company in January 7, 2013. On March 8, 2013, AlphaRx Inc. changed its name to UMeWorld Limited. AlphaRx Inc. was a pharmaceutical company specializing in the formulation of therapeutic products using proprietary drug delivery technologies. On November 4, 2011, the Company ceased all operations on its drug development business and adopted a new corporate development strategy that changed the business operation of the Company to digital media and digital education.

Effective June 30, 2006, AlphaRx International Holdings Limited (a British Virgin Islands company and an 80% owned subsidiary of AlphaRx Inc.) (“AIH”) acquired 100% of Alpha Life Sciences Ltd. (“ALS”) for a nominal amount and the assumption of approximately $63,000 of related party liabilities. ALS is primarily involved in research and development of drugs in the Asian market.

Effective June 22, 2006, New Super Limited, an independent Hong Kong based corporation, subscribed for 1,500 shares of Common Stock of AIH, previously a wholly-owned subsidiary of the Company.

On August 30, 2012, the Company acquired all of the issued and outstanding shares of UMeLook Holdings Limited (“UMeLook”), a digital media startup with an intense focus on China. The acquisition of UMeLook was completed as a share exchange through the issuance of 70,000,000 common shares of AlphaRx Inc. to the shareholders of UMeLook at a deemed price of $0.30 per share in exchange for all of the issued and outstanding shares in the capital of UMeLook.

The consolidated financial statements reflect the activities of the Company, 100% of AlphaRx Canada Limited, 85% of AIH and ALS (AIH’s wholly-owned subsidiary), and 100% of UMeLook accounted for on a self-sustained basis. All material inter-company accounts and transactions have been eliminated. Where the Company owns less than 100% of a consolidated entity the net assets belonging to the minority owners are accounted for as a non-controlling interest.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, they do not include any adjustments relating to the realization of the carrying value of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Factors relating to going concern issues include working capital deficiency, operating losses, stockholders’ deficit, and continued reliance on external funding sources. Continuance of the Company as a going concern is dependent on its future profitability and on the on-going support of its stockholders, affiliates and creditors. In order to mitigate the going concern issues, the Company is constantly pursuing new business arrangements and striving to achieve profitability, and seeking capital funding on an ongoing basis via the issuance of Promissory Notes, and private placements. The Company has contracted with several parties for research and development consulting services that could also result in future license fees and royalties. The Company has one licensee that provides an ongoing royalty stream for its Indaflex product. The Company is constantly seeking out collaborative arrangements with third parties in anticipation of license fees, royalties, milestone payments and consulting services.